MERRILL LYNCH
                                                              WORLD INCOME
                                                              FUND, INC.

                               [GRAPHIC OMITTED]

                                                     STRATEGIC
                                                              Performance

                                                              Annual Report
                                                              December 31, 1999

                      MERRILL LYNCH WORLD INCOME FUND, INC.

Officers and Directors

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Joseph L. May, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Arthur Zeikel, Director
Adrian Churn, Senior Vice President
Vincent T. Lathbury III, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Donald C. Burke, Vice President and Treasurer
Robert Harris, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

--------------------------------------------------------------------------------
Robert R. Martin, Director of Merrill Lynch World Income Fund, Inc. has recently retired. The Fund's Board of Directors wishes Mr. Martin well in his retirement.
--------------------------------------------------------------------------------

                        Merrill Lynch World Income Fund, Inc., December 31, 1999

DEAR SHAREHOLDER

Fiscal Year in Review

As 1999 unfolded, the general tone in the high-yield and emerging markets was cautious and pessimistic. These markets had suffered severe price erosion in the second half of 1998 because of Russia's early August debt default, general economic weakness in Asia and Latin America, and severe market illiquidity. The general expectation was that the economic weak-ness abroad would spread to the United States.

As the year progressed, it became increasingly apparent that the consensus was wrong. The focus in the financial markets shifted from deflation to inflation, and from falling interest rates to rising interest rates. Economists hastily changed their forecasts, hoping that by year-end no one would remember their flawed vision. The Federal Reserve Board reversed its late 1998 policy of monetary easing and turned restrictive, raising the Federal Funds rate three times to slow economic growth. Long-term interest rates soared. This environment had a favorable side for lower-quality bonds. Perceptions of credit risk in emerging countries eased as their economies resumed growth; and economically sensitive industries such as paper, energy and metals experienced stronger demand and improved pricing, thus easing credit concerns somewhat.

Merrill Lynch World Income Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total returns of +11.95%, +11.27%, +11.04% and +11.86%, respectively, for the fiscal year ended December 31, 1999. (Fund results do not reflect sales charges; results would be lower if sales charges were included. Complete performance information can be found on pages 5-7 of this report to shareholders.) The unmanaged J.P. Morgan Emerging Markets Bond Index (EMBI+) had a total return of +25.98% for the year, while the unmanaged Credit Suisse First Boston (CSFB) Domestic High Yield Index had a total return of +2.26%. This compares to the dismal -8.43% return for ten-year Treasury notes for the same period. Throughout the 12-month period, we believed the high-yield and emerging markets offered attractive investment potential. The Fund benefited from a fully-invested position and from its exposure to the high-yield and emerging markets.

Portfolio Matters

The themes in the December quarter continued a trend that characterized the full year. The US high-yield and emerging markets, the two major asset categories in which the Fund is invested, performed well relative to US Treasury and high-quality corporate bonds. The stronger tone in the US high-yield market reflected a more constructive earnings outlook for economically sensitive industries. The supply of new issues eased significantly from mid-November through year-end causing buyers to focus on large and relatively liquid secondary issues in the cable and communications sectors. Above average performance in these sectors contributed to positive results. Emerging markets benefited from a continuing normalization of economic activity around the globe. The recovery in Russian fixed-income securities was particularly dramatic for both the quarter and year.

For the three months ended December 31, 1999, the unmanaged CSFB Global High Yield Index had a total return of +2.08% while the EMBI+ had a total return of +12.58%. In contrast, ten-year US Treasury notes returned -3.50% for the same period, reflecting concerns that strong momentum in the US economy would result in further upward pressure on interest rates. For the December quarter, Merrill Lynch World Income Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total returns of +7.20%, +7.16%, +6.98% and +7.31%, respectively.

Investment Outlook

We believe that last year's major trends are likely to continue at least through the first half of 2000. We expect there to be con tinued upward pressure on short-term interest rates. The good news regarding interest rates is that it seems unlikely that long-term and intermediate-term interest rates will rise at anywhere near the same magnitude as last year. In fact, the peak may be close to current levels. Inflation has remained low. Therefore, real interest rates (nominal interest rates minus inflation) are quite compelling. We expect the improvement in credit quality to continue as companies sensitive to overall economic activity make up about one-quarter to one-third of the high-yield universe. Last year, Moody's Investors Service, Inc.'s annual default rate (percentage of issuers basis) rose to 5.51% compared with 3.4% in 1998. However, the rate on a trailing 12 month basis actually peaked in October at 5.96%. We believe that the trend in this lagging indicator will continue lower, reflecting the improvement in fundamentals that has been in place for some time.

Since our last shareholder report, further evidence of an improvement in economic fundamentals in emerging markets continued to accumulate. For instance, Brazil delivered better-than-expected revenue collection and fiscal deficit numbers. Its currency has seen a moderate appreciation and its congress has adopted a friendlier stance toward the government's fiscal reforms. Mexico's economic activity is surging. Inflation is coming in lower than expected, and the peso has strengthened, reflecting record high foreign direct investment inflows and Mexico's rapid integration with the US economy through in-bond and manufactured exports. In addition, the doubling of oil prices from their February 1999 lows has benefited many countries' external payments situation and government finances, in particular Mexico and Venezuela. Other commodities relevant to emerging countries are on the upswing as well. Finally, market technicals in emerging markets bonds remain favorable. Despite the recent rally, emerging market bonds are still out of favor as an asset class. Trading volumes and brokerage houses' bond inventories are a fraction of year-ago levels, and high-yield spreads have limited potential supply of new securities from sovereign and corporate bonds. Contributing to the upward momentum, Brazil, Mexico and Argentina launched successful Brady bond repurchases, an unmistakable sign that asset prices were exces- sively inexpensive in relation to supply and demand conditions and underlying fundamentals.

Both the high-yield and emerging markets are attractive relative to Treasury bonds, in our view. Despite significant tightening in 1999, yield spreads are still above the historic norm. As of December 31, 1999, the yield spread between the CSFB Global High Yield Index and Treasury issues of similar maturity was about 5.75%. During most of the 1990s, these yield spreads ranged in the 4%-5% area under normal market conditions. The EMBI+, an index that generally reflects the structure of Merrill Lynch World Income Fund, Inc.'s emerging market holdings, provided yields 8.25% higher than US Treasury securities of similar maturity. We believe that these spreads will probably tighten further.

Portfolio Composition

Given our positive outlook on both the high-yield and emerging markets, we maintained a fully-invested position. As of December 31, 1999, the Fund's asset allocation was: US high-yield securities, 50% of net assets; emerging market government issues, 30%; emerging market corporate bonds, 10%; and European high-yield issues, 10%. All securities are US dollar denominated.

In the high-yield portion of the portfolio, we were overweighted relative to the CSFB Domestic High Yield Index in healthcare, paper and gaming. At December 31, 1999, the Fund's quality was above the benchmark, and the Fund's duration was approximately the same. In the emerging markets portion, we were modestly overweighted relative to the EMBI+ in Brazil and Venezuela and underweighted in Argentina.

In Conclusion

We appreciate your ongoing investment in Merrill Lynch World Income Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent T. Lathbury III

Vincent T. Lathbury III
Senior Vice President and
Portfolio Manager

February 9, 2000

--------------------------------------------------------------------------------
To reduce shareholders' expenses, Merrill Lynch World Income Fund, Inc. will no longer be printing and mailing quarterly reports to shareholders. We will continue to provide you with reports on a semi-annual and annual basis.
--------------------------------------------------------------------------------


                                     2 & 3

                        Merrill Lynch World Income Fund, Inc., December 31, 1999

IMPORTANT TAX INFORMATION

Of the monthly cash distributions paid by Merrill Lynch World Income Fund, Inc. during its taxable year ended December 31, 1999, 49.79% are characterized as return of capital distributions. The tax reporting treat- ment of a return of capital is different from that of a taxable distribution. Rather than being included in your current taxable income, a return of capital is non-taxable and will reduce the cost basis in your shares of the Fund.

Additionally, 49.09% of the monthly cash distributions represent income from foreign sources.

The Fund incurred foreign taxes which it has elected to pass through to its shareholders. Your share of the Fund's total foreign taxes paid or withheld is
 .2031% multiplied by the cash distributions paid during the year.

The foreign taxes paid or withheld represent taxes incurred by the Fund on dividends and/or interest received by the Fund from foreign sources. Foreign taxes paid or withheld should be included as foreign source taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Finally, there were no long-term capital gains distributed by the Fund during the year.

Please retain this information for your records.

PERFORMANCE DATA

About Fund Performance

      Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contin gent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results*

                                                                                              Ten Years/
                                                          3 Month           12 Month       Since Inception   Standardized
As of December 31, 1999                                 Total Return      Total Return      Total Return     30-Day Yield
=========================================================================================================================
MLWorld Income Fund, Inc. Class A Shares                   +7.20%            +11.95%           +83.59%           10.10%
-------------------------------------------------------------------------------------------------------------------------
MLWorld Income Fund, Inc. Class B Shares                   +7.16             +11.27            +29.55             9.72
-------------------------------------------------------------------------------------------------------------------------
MLWorld Income Fund, Inc. Class C Shares                   +6.98             +11.04            +10.48             9.68
-------------------------------------------------------------------------------------------------------------------------
MLWorld Income Fund, Inc. Class D Shares                   +7.31             +11.86            +13.90             9.85
=========================================================================================================================

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's ten-year/since inception periods are ten years for Class A Shares, from 11/18/91 for Class B Shares and from 10/21/94 for Class C & Class D Shares.


                                     4 & 5

                        Merrill Lynch World Income Fund, Inc., December 31, 1999

PERFORMANCE DATA (concluded)

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class A Shares compared to growth of an investment in the ML US Treasury/Agency 1-10 Years Index. Beginning and ending values are:

                                                       12/89           12/99
ML World Income Fund, Inc.+ -- Class A Shares*        $9,600          $17,625
ML US Treasury/Agency 1-10 Years Index++             $10,000          $19,935

A line graph depicting the growth of an investment in the Fund's Class B Shares compared to growth of an investment in the ML US Tresury/Agency 1-10 Years Index. Beginning and ending values are:

                                                     11/18/91**        12/99
ML World Income Fund, Inc.+ -- Class B Shares*       $10,000          $12,955
ML US Treasury/Agency 1-10 Years Index++             $10,000          $16,403

A line graph depicting the growth of an investment in the Fund's Class C Shares and Class D Shares compared to growth of an investment in the ML US Treasury/Agency 1-10 Years Index. Beginning and ending values are:

                                                     10/21/94**        12/99
ML World Income Fund, Inc.+ -- Class C Shares*        $10,000         $11,048
ML World Income Fund, Inc.+ -- Class D Shares*         $9,600         $10,934
ML US Treasury/Agency 1-10 Years Index++              $10,000         $14,015

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ ML World Income Fund, Inc. invests in a global portfolio of fixed-income securities denominated in various currencies, including multinational currency units.
++ This unmanaged Index is comprised of intermediate-term Government bonds maturing in one to ten years. Past performance is not predictive of future performance.

Average Annual Total Return

                                       % Return Without           % Return With
                                          Sales Charge            Sales Charge**
================================================================================
Class A Shares+*
================================================================================
Year Ended 12/31/99                         +11.95%                  +7.47%
--------------------------------------------------------------------------------
Five Years Ended 12/31/99                   + 3.12                   +2.28
--------------------------------------------------------------------------------
Ten Years Ended 12/31/99                    + 6.26                   +5.83
--------------------------------------------------------------------------------
+ Performance results for per share net asset value of Class A Shares prior to November 18, 1991 are for the period when the Fund was closed-end.
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.

================================================================================
                                                   % Return         % Return
                                                  Without CDSC     With CDSC**
================================================================================
Class B Shares*
================================================================================
Year Ended 12/31/99                                 +11.27%          +7.27%
--------------------------------------------------------------------------------
Five Years Ended 12/31/99                           + 2.35           +2.35
--------------------------------------------------------------------------------
Inception (11/18/91) through 12/31/99               + 3.24           +3.24
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                                  % Return          % Return
                                                 Without CDSC      With CDSC**
================================================================================
Class C Shares*
================================================================================
Year Ended 12/31/99                                 +11.04%         +10.04%
--------------------------------------------------------------------------------
Five Years Ended 12/31/99                           + 2.26          + 2.26
--------------------------------------------------------------------------------
Inception (10/21/94) through 12/31/99               + 1.94          + 1.94
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                                % Return Without  % Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class D Shares*
================================================================================
Year Ended 12/31/99                                  +11.86%         +7.38%
--------------------------------------------------------------------------------
Five Years Ended 12/31/99                            + 2.86          +2.03
--------------------------------------------------------------------------------
Inception (10/21/94) through 12/31/99                + 2.54          +1.73
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.


                                     6 & 7

                        Merrill Lynch World Income Fund, Inc., December 31, 1999

SCHEDULE OF INVESTMENTS                                          (in US dollars)


                                                                                                                          Percent of
AFRICA          Industries           Face Amount                   Fixed-Income Investments                       Value   Net Assets
====================================================================================================================================
Nigeria         Foreign            US$ 1,750,000      Central Bank of Nigeria, 6.25% due 11/15/2020++         $  1,015,000      0.4%
                Government
                Obligations
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed-Income Investments in Nigeria                  1,015,000      0.4
====================================================================================================================================
                                     Shares Held                              Warrants
====================================================================================================================================
Nigeria         Energy                     1,750      Nigeria Oil (Warrants) (a)                                         0      0.0
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Warrants in Nigeria                                          0      0.0
====================================================================================================================================
                                                      Total Investments in African Securities
                                                        (Cost -- $1,092,866)                                     1,015,000      0.4
====================================================================================================================================
EUROPE                               Face Amount                      Fixed-Income Investments
====================================================================================================================================
Bulgaria        Foreign                               Republic of Bulgaria, Series A++:
                Government         US$ 2,300,000        Discount, 5.875% due 7/28/2024                           1,845,750      0.7
                Obligations              450,000        Front-Loaded Interest Rate Reduction Bonds,
                                                        2.75% due 7/28/2012                                        322,875      0.1
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed-Income Investments in Bulgaria                 2,168,625      0.8
====================================================================================================================================
Luxembourg      Wireless              10,000,000      Millicom International Cellular, 11.834%*                  8,250,000      3.3
                Communications --                       due 6/01/2006
                International
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed-Income Investments in Luxembourg               8,250,000      3.3
====================================================================================================================================
Poland          Telecommunications     2,750,000      TPSA Finance BV, 7.75% due 12/10/2008 (f)                  2,545,859      1.0
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed-Income Investments in Poland                   2,545,859      1.0
====================================================================================================================================
Russia          Foreign                               Russian Federation Bonds (Regulation S):
                Government             3,725,000        11% due 7/24/2018                                        2,346,750      0.9
                Obligations            3,500,000        12.75% due 6/24/2028                                     2,436,875      1.0
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed-Income Investments in Russia                   4,783,625      1.9
====================================================================================================================================
Turkey          Foreign                1,550,000      Republic of Turkey, 12% due 12/15/2008                     1,650,750      0.7
                Government
                Obligations
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed-Income Investments in Turkey                   1,650,750      0.7
====================================================================================================================================
United Kingdom  Cable --               5,000,000      TeleWest Communications PLC, 8.406%* due 4/15/2009 (f)     3,150,000      1.2
                International
                --------------------------------------------------------------------------------------------------------------------
                Industrials            5,000,000      Energis PLC, 9.75% due 6/15/2009 (f)                       5,175,000      2.1
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed-Income Investments in the United Kingdom       8,325,000      3.3
====================================================================================================================================
                                                                      Convertible Bonds
====================================================================================================================================
Ireland         Dental Equipment         500,000+     Phoenix Shannon PLC, 9.50% due 11/01/2000 (f)                  5,000      0.0
                $ Supplies
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Convertible Bonds in Ireland                             5,000      0.0
====================================================================================================================================
                                                      Total Investments in European Securities
                                                        (Cost -- $27,154,983)                                   27,728,859     11.0
====================================================================================================================================
LATIN AMERICA                                                     Fixed-Income Investments
====================================================================================================================================
Argentina       Cable --               2,500,000      Cablevision SA, 13.75% due 5/01/2009 (f)                   2,443,750      1.0
                International
                --------------------------------------------------------------------------------------------------------------------
                Foreign                               Republic of Argentina:
                Government            15,745,000        9.75% due 9/19/2027                                     14,249,225      5.6
                Obligations            2,500,000        Discount, 6% due 3/31/2023                               1,993,750      0.8
                                       4,550,000        Par, 6% due 3/31/2023++ (b)                              2,991,625      1.2
                                                                                                              ------------    -----
                                                                                                                19,234,600      7.6
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed-Income Investments in Argentina               21,678,350      8.6
====================================================================================================================================
Brazil          Foreign                               Republic of Brazil:
                Government             3,500,000        11.625% due 4/15/2004                                    3,500,000      1.4
                Obligations            7,250,000        10.125% due 5/15/2027                                    6,220,500      2.5
                                      11,707,476        'C', 8% due 4/15/2014++ (b)(c)                           8,736,704      3.5
                                       2,500,000        Discount, 6.938% due 4/15/2024 (b)                       1,896,875      0.7
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed-Income Investments in Brazil                  20,354,079      8.1
====================================================================================================================================
Colombia        Utilities              5,846,400      TransGas de Occidente SA, 9.79% due 11/01/2010 (f)         5,071,752      2.0
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed-Income Investments in Colombia                 5,071,752      2.0
====================================================================================================================================
Mexico          Conglomerates          5,000,000      Dine, SA de CV, 8.75% due 10/15/2007                       4,400,000      1.7
                --------------------------------------------------------------------------------------------------------------------
                Foreign                               United Mexican States:
                Government             4,475,000        11.50% due 5/15/2026                                     5,336,437      2.1
                Obligations            5,378,000        'W-A', Par, 6.25% due 12/31/2019                         4,235,175      1.7
                                       3,370,000        'W-B', Par, 6.25% due 12/31/2019                         2,653,875      1.0
                                                                                                              ------------    -----
                                                                                                                12,225,487      4.8
                --------------------------------------------------------------------------------------------------------------------
                Industrials            2,500,000      Petroleos Mexicanos, 9.50% due 9/15/2027                   2,443,750      1.0
                --------------------------------------------------------------------------------------------------------------------
                Transportation         5,000,000      TFM, SA de CV, 13.896%* due 6/15/2009                      3,200,000      1.3
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed-Income Investments in Mexico                  22,269,237      8.8
====================================================================================================================================
Panama          Foreign                1,700,000      Panama, Front-Loaded Interest Rate Reduction Bonds,
                Government                              4% due 7/17/2014++                                       1,315,375      0.5
                Obligations              600,000      Republic of Panama, 8.875% due 9/30/2027                     504,000      0.2
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed-Income Investments in Panama                   1,819,375      0.7
====================================================================================================================================
Peru            Foreign                2,070,000      Republic of Peru, Front-Loaded Interest Rate Reduction
                Government                              Bonds, 3.75% due 3/07/2017++                             1,278,225      0.5
                Obligations
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed-Income Investments in Peru                     1,278,225      0.5
====================================================================================================================================
Venezuela       Foreign                               Republic of Venezuela:
                Government             6,750,000        9.25% due 9/15/2027                                      4,455,000      1.8
                Obligations            2,833,320        DCB, 7% due 12/18/2007 (b)(c)                            2,209,990      0.9
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed-Income Investments in Venezuela                6,664,990      2.7
====================================================================================================================================
                                                      Total Investments in Latin American Securities
                                                        (Cost -- $77,834,074)                                   79,136,008     31.4
====================================================================================================================================


                                     8 & 9

                        Merrill Lynch World Income Fund, Inc., December 31, 1999

SCHEDULE OF INVESTMENTS (continued)                              (in US dollars)

                                                                                                                          Percent of
NORTH AMERICA   Industries           Face Amount                   Fixed-Income Investments                       Value   Net Assets
====================================================================================================================================
Canada          Paper              US$ 5,000,000      Doman Industries Limited, 8.75% due 3/15/2004           $  4,300,000      1.7%
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed-Income Investments in Canada                   4,300,000      1.7
====================================================================================================================================
United States   Airlines               5,000,000      USAir Inc., 10.375% due 3/01/2013                          4,800,000      1.9
                --------------------------------------------------------------------------------------------------------------------
                Automotive             5,000,000      Federal-Mogul Corporation, 7.375% due 1/15/2006            4,581,290      1.8
                --------------------------------------------------------------------------------------------------------------------
                Cable Television       5,000,000      Century Communications Corporation, 9.50%
                                                        due 3/01/2005                                            5,000,000      2.0
                --------------------------------------------------------------------------------------------------------------------
                Chemicals              5,340,000      ISP Holdings Inc., Series B, 9.75% due 2/15/2002           5,346,675      2.1
                --------------------------------------------------------------------------------------------------------------------
                Communications         5,000,000      Impsat Corp., 12.375% due 6/15/2008                        4,450,000      1.8
                --------------------------------------------------------------------------------------------------------------------
                Computer
                Services --            5,000,000      Hadco Corporation, 9.50% due 6/15/2008                     4,837,500      1.9
                Electronics
                --------------------------------------------------------------------------------------------------------------------
                Consumer Services      5,000,000      Protection One Alarm Monitoring, 8.625% due 1/15/2009 (f)  2,450,000      1.0
                --------------------------------------------------------------------------------------------------------------------
                Energy                 5,000,000      Chesapeake Energy Corp., Series B, 8.50% due 3/15/2012     4,075,000      1.6
                                       5,000,000      Ocean Energy Inc., Series B, 8.375% due 7/01/2008          4,800,000      1.9
                                      10,670,000     +TransAmerican Energy Corp., Series B, 13.22%*
                                                        due 6/15/2002                                            1,067,000      0.4
                                                                                                              ------------    -----
                                                                                                                 9,942,000      3.9
                --------------------------------------------------------------------------------------------------------------------
                Gaming                10,000,000     +GB Property Funding Corp., 10.875% due 1/15/2004           6,975,000      2.8
                                       5,000,000      Harrah's Operating Co. Inc., 7.875% due 12/15/2005         4,812,500      1.9
                                                      Jazz Casino Co. LLC:
                                       3,434,066        5.987% due 11/15/2009 (c)                                2,043,269      0.8
                                         315,000        Contingent Notes, due 11/15/2009 (b)(d)                          0      0.0
                                       5,000,000      Trump Atlantic City Associates/Funding Inc., 11.25%
                                                        due 5/01/2006                                            4,050,000      1.6
                                                                                                              ------------    -----
                                                                                                                17,880,769      7.1
                --------------------------------------------------------------------------------------------------------------------
                Health Care            5,000,000      Columbia/HCA Healthcare Corp., 7.25% due 5/20/2008         4,500,000      1.8
                                       5,000,000      Fresenius Medical Capital Trust I, 9% due 12/01/2006       4,900,000      1.9
                                       5,000,000      Kinetic Concepts, Inc., Series B, 9.625% due 11/01/2007    3,700,000      1.5
                                       5,000,000      Tenet Healthcare Corp., Series B, 8.125% due 12/01/2008    4,650,000      1.8
                                                                                                               ------------    -----
                                                                                                               17,750,000       7.0
                --------------------------------------------------------------------------------------------------------------------
                Hotels                 5,000,000      HMH Properties, Inc., Series B, 7.875% due 8/01/2008       4,456,250      1.8
                --------------------------------------------------------------------------------------------------------------------
                Internet
                Transport              5,000,000      PSINet, Inc., Series B, 10% due 2/15/2005                  4,943,750      2.0
                --------------------------------------------------------------------------------------------------------------------
                Paper                  5,000,000      Container Corporation of America, 9.75% due 4/01/2003      5,100,000      2.0
                --------------------------------------------------------------------------------------------------------------------
                Printing &
                Publishing             5,000,000      Primedia, Inc., 7.625% due 4/01/2008                       4,675,000      1.9
                --------------------------------------------------------------------------------------------------------------------
                Supermarkets           5,000,000      Pueblo Xtra International Inc., 9.50% due 8/01/2003        3,100,000      1.2
                --------------------------------------------------------------------------------------------------------------------
                Technology               250,000      EMC Corporation, 6% due 5/15/2004                            342,188      0.1
                --------------------------------------------------------------------------------------------------------------------
                Telephone              8,500,000      Nextel International Inc., 14.044%* due 4/15/2008          5,015,000      2.0
                Communications
                --------------------------------------------------------------------------------------------------------------------
                Telephony              5,000,000      Intermedia Communications Inc., Series B, 8.60%
                                                        due 6/01/2008                                            4,575,000      1.8
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed-Income Investments in the United States      109,245,422     43.3
====================================================================================================================================
                                                                         Convertible Bonds
====================================================================================================================================
United States   Conglomerates          1,000,000      Thermo Fibertek Inc., 4.50% due 7/15/2004 (f)                805,000      0.3
                --------------------------------------------------------------------------------------------------------------------
                Environmental          1,063,000      Thermo TerraTech, Inc., 4.625% due 5/01/2003 (f)             872,989      0.3
                --------------------------------------------------------------------------------------------------------------------
                Instruments/
                Scientific               500,000      ThermoQuest Corporation, 5% due 8/15/2000 (f)                488,750      0.2
                --------------------------------------------------------------------------------------------------------------------
                Medical Laser
                Systems                2,000,000      Thermolase Corp., 4.375% due 8/05/2004 (f)                 1,550,000      0.6
                --------------------------------------------------------------------------------------------------------------------
                Optical Equipment      1,430,000      Thermo Optek Inc., 5% due 10/15/2000 (f)                   1,404,975      0.6
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Convertible Bonds in the United States               5,121,714      2.0
====================================================================================================================================
                                                         Convertible Preferred Stocks, Preferred Stocks,
                                     Shares Held                     Common Stocks & Warrants
====================================================================================================================================
United States   Broadcasting/
                Cable                    137,257     +On Command Corporation                                     2,556,412      1.0
                                          43,675      On Command Corporation (Warrants) (a)                        267,509      0.1
                                                                                                              ------------    -----
                                                                                                                 2,823,921      1.1
                --------------------------------------------------------------------------------------------------------------------
                Conglomerates            105,000     +Polyphase Corporation**                                       52,500      0.0
                                          52,500      Polyphase Corporation (Warrants)** (a)                           525      0.0
                                          52,500      Polyphase Corporation (Warrants)** (a)                         2,100      0.0
                                                                                                              ------------    -----
                                                                                                                    55,125      0.0
                --------------------------------------------------------------------------------------------------------------------
                Containers                10,000      Owens-Illinois Inc., 4.75%                                   312,500      0.1
                --------------------------------------------------------------------------------------------------------------------
                Energy                                TCR Holdings Corp., Conv. Pfd. (e):
                                          25,172        (Class B)                                                      252      0.0
                                          13,845        (Class C)                                                      138      0.0
                                          36,500        (Class D)                                                      365      0.0
                                          75,516        (Class E)                                                      755      0.0
                                                                                                              ------------    -----
                                                                                                                     1,510      0.0
                --------------------------------------------------------------------------------------------------------------------
                Gaming                    91,338     +JCC Holding Company (Class A)                                256,888      0.1
                --------------------------------------------------------------------------------------------------------------------
                Manufactured              10,000      Fleetwood Capital Trust, 6% (f)                              346,250      0.1
                Housing
                --------------------------------------------------------------------------------------------------------------------
                Steel                     50,000      Worthington Industries, Inc. (Convertible, Series
                                                        DECS into Rouge Steel Common Stock), 7.25%                 375,000      0.2
                --------------------------------------------------------------------------------------------------------------------
                Utilities                 18,232     +Citizens Utilities Company (Class B)                         258,667      0.1
                                          30,000      Citizens Utilities Trust, 5%                               1,691,250      0.7
                                                                                                              ------------    -----
                                                                                                                 1,949,917      0.8
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Convertible Preferred Stocks, Preferred Stocks,
                                                      Common Stocks & Warrants in the United States              6,121,111      2.4
====================================================================================================================================
                                                      Total Investments in North American Securities
                                                      (Cost -- $148,773,223)                                   124,788,247     49.4
====================================================================================================================================


                                    10 & 11

                        Merrill Lynch World Income Fund, Inc., December 31, 1999

SCHEDULE OF INVESTMENTS (concluded)                              (in US dollars)

PACIFIC BASIN/                                                                                                            Percent of
ASIA            Industries           Face Amount                   Fixed-Income Investments                       Value   Net Assets
====================================================================================================================================
China           Transportation     US$ 6,620,000      Cathay International Ltd., 13.50% due 4/15/2008 (f)     $  3,326,550      1.3%
                                      10,000,000      GS Superhighway Holdings, 9.875% due 8/15/2004             6,392,280      2.6
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed-Income Investments in China                    9,718,830      3.9
====================================================================================================================================
Indonesia       Paper                  5,000,000      Indah Kiat International Finance, Series C,
                                                        12.50% due 6/15/2006                                     4,100,000      1.6
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed-Income Investments in Indonesia                4,100,000      1.6
====================================================================================================================================
Philippines     Foreign Government       850,000      Republic of the Philippines, 9.875% due 1/15/2019            836,187      0.3
                Obligations
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed-Income Investments in the Philippines            836,187      0.3
====================================================================================================================================
South Korea     Foreign Government     2,830,000      Republic of Korea, 8.875% due 4/15/2008                    2,971,500      1.2
                Obligations
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed-Income Investments in South Korea              2,971,500      1.2
====================================================================================================================================
                                                      Total Investments in Pacific Basin/Asian Securities
                                                        (Cost -- $24,631,450)                                   17,626,517      7.0
====================================================================================================================================
                Total Investments (Cost -- $279,486,596)                                                       250,294,631     99.2
                Short Sales (Proceeds -- $18,472)**                                                                 (2,250)     0.0
                Other Assets Less Liabilities                                                                    1,956,699      0.8
                                                                                                              ------------    -----
                Net Assets                                                                                    $252,249,080    100.0%
                                                                                                              ============    =====
====================================================================================================================================

+     Non-income producing security.
++ Brady Bonds are securities which have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing these securities.
* Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
**    Covered Short Sales entered into as of December 31, 1999 were as follows:
--------------------------------------------------------------------------------
Shares                               Issue                              Value
--------------------------------------------------------------------------------
4,500                        Polyphase Corporation                     $(2,250)
--------------------------------------------------------------------------------
Total (Proceeds -- $18,472)                                            $(2,250)
                                                                       =======
--------------------------------------------------------------------------------
(a) Warrants entitle the Fund to purchase a predetermined number of shares of Common Stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(b)   Floating rate note.
(c) Represents a pay-in-kind security, which may pay interest/dividends in additional face amount/shares. See Notes to Financial Statements.
(d) Represents an obligation by Jazz Casino Co. LLC to pay a semi-annual amount to the Fund through 11/15/2009. The payments are based upon varying interest rates and the amounts, which may be paid-in-kind, are contingent upon the earnings before income taxes, depreciation and amortization of Jazz Casino Co. LLC on a fiscal year basis.
(e) Restricted security as to resale. The value of the Fund's investment in restricted securities was approximately $1,500, representing 0.0% of net assets.

--------------------------------------------------------------------------------
                          Acquisition
Issue                         Date                Cost                Value
--------------------------------------------------------------------------------
TCR Holdings Corp.,
  Conv. Pfd.:
    (Class B)              12/10/1998            $1,510              $ 252
    (Class C)              12/11/1998               775                138
    (Class D)              12/10/1998             1,935                365
    (Class E)              12/10/1998             4,758                755
--------------------------------------------------------------------------------
Total                                            $8,978             $1,510
                                                 ======             ======
--------------------------------------------------------------------------------
(f) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

      See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

               As of December 31, 1999
===================================================================================================================================
Assets:        Investments, at value (identified cost -- $279,486,596) ............................                   $ 250,294,631
               Foreign cash .......................................................................                             539
               Receivables:
                 Interest .........................................................................  $   5,099,682
                 Securities sold ..................................................................      1,566,953
                 Capital shares sold ..............................................................         45,748
                 Dividends ........................................................................         18,750
                 Paydowns .........................................................................         12,000        6,743,133
                                                                                                     -------------
               Prepaid registration fees and other assets .........................................                         110,865
                                                                                                                      -------------
               Total assets .......................................................................                     257,149,168
                                                                                                                      -------------
===================================================================================================================================
Liabilities:   Common stocks sold short, at market value (proceeds -- $18,472) ....................                           2,250
               Payables:
                 Custodian bank ...................................................................      1,681,069
                 Dividends to shareholders ........................................................      1,645,734
                 Capital shares redeemed ..........................................................        938,447
                 Investment adviser ...............................................................        146,283
                 Distributor ......................................................................        133,031
                 Short sales ......................................................................          1,382        4,545,946
                                                                                                     -------------
               Accrued expenses and other liabilities .............................................                         351,892
                                                                                                                      -------------
               Total liabilities ..................................................................                       4,900,088
                                                                                                                      -------------
===================================================================================================================================
Net Assets:    Net assets .........................................................................                   $ 252,249,080
                                                                                                                      =============
===================================================================================================================================
Net Assets     Class A Shares of Common Stock, $.10 par value, 1,000,000,000 shares authorized ....                   $     850,393
Consist of:    Class B Shares of Common Stock, $.10 par value, 1,000,000,000 shares authorized ....                       3,014,301
               Class C Shares of Common Stock, $.10 par value, 1,000,000,000 shares authorized ....                          44,081
               Class D Shares of Common Stock, $.10 par value, 1,000,000,000 shares authorized ....                         101,569
               Paid-in capital in excess of par ...................................................                     471,254,324
               Accumulated realized capital losses on investments and foreign currency
               transactions -- net ................................................................                    (193,839,804)
               Unrealized depreciation on investments and foreign currency transactions -- net ....                     (29,175,784)
                                                                                                                      -------------
               Net assets .........................................................................                   $ 252,249,080
                                                                                                                      =============
===================================================================================================================================
Net Asset      Class A -- Based on net assets of $53,515,293 and 8,503,928 shares outstanding .....                   $        6.29
Value:                                                                                                                =============
               Class B -- Based on net assets of $189,571,980 and 30,143,006 shares outstanding ...                   $        6.29
                                                                                                                      =============
               Class C -- Based on net assets of $2,770,455 and 440,812 shares outstanding ........                   $        6.28
                                                                                                                      =============
               Class D -- Based on net assets of $6,391,352 and 1,015,692 shares outstanding ......                   $        6.29
                                                                                                                      =============
===================================================================================================================================

            See Notes to Financial Statements.



                                    12 & 13

                        Merrill Lynch World Income Fund, Inc., December 31, 1999

STATEMENT OF OPERATIONS

                    For the Year Ended December 31, 1999
===================================================================================================================================
Investment          Interest and discount earned (net of $49,969 foreign withholding tax) .............                $ 28,913,037
Income:             Dividends .........................................................................                     237,390
                                                                                                                       ------------
                    Total income ......................................................................                  29,150,427
                                                                                                                       ------------
===================================================================================================================================
Expenses:           Investment advisory fees ..........................................................  $  1,779,833
                    Account maintenance and distribution fees -- Class B ..............................     1,681,951
                    Transfer agent fees -- Class B ....................................................       422,949
                    Professional fees .................................................................       120,261
                    Printing and shareholder reports ..................................................       115,698
                    Transfer agent fees -- Class A ....................................................        99,002
                    Registration fees .................................................................        78,587
                    Accounting services ...............................................................        68,902
                    Directors' fees and expenses ......................................................        45,568
                    Custodian fees ....................................................................        40,046
                    Account maintenance and distribution fees -- Class C ..............................        25,638
                    Account maintenance fees -- Class D ...............................................        16,907
                    Transfer agent fees -- Class D ....................................................        10,713
                    Transfer agent fees -- Class C ....................................................         6,026
                    Pricing fees ......................................................................         5,009
                    Other .............................................................................        28,840
                                                                                                         ------------
                    Total expenses ....................................................................                   4,545,930
                                                                                                                       ------------
                    Investment income -- net ..........................................................                  24,604,497
                                                                                                                       ------------
===================================================================================================================================
Realized &          Realized loss from:
Unrealized Gain       Investments -- net ..............................................................   (34,093,771)
(Loss) on             Foreign currency transactions -- net ............................................   (13,565,075)  (47,658,846)
Investments &                                                                                            ------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions --       Investments -- net ..............................................................    53,277,700
Net:                  Foreign currency transactions -- net ............................................           (90)   53,277,610
                                                                                                         ------------  ------------
                    Net realized and unrealized gain on investments and foreign
                      currency transactions ...........................................................                   5,618,764
                                                                                                                       ------------
                    Net Increase in Net Assets Resulting from Operations ..............................                $ 30,223,261
                                                                                                                       ============
===================================================================================================================================

            See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                     For the Year Ended
                                                                                                         December 31,
                                                                                               ------------------------------
                Increase (Decrease) in Net Assets:                                                  1999             1998
=============================================================================================================================
Operations:     Investment income -- net ....................................................  $  24,604,497    $  53,632,026
                Realized loss on investments and foreign currency transactions -- net .......    (47,658,846)    (114,431,739)
                Change in unrealized appreciation/depreciation on investments and
                  foreign currency transactions -- net ......................................     53,277,610      (93,571,294)
                                                                                                ------------    -------------
                Net increase (decrease) in net assets resulting from operations .............     30,223,261     (154,371,007)
                                                                                                ------------    -------------
=============================================================================================================================
Dividends to    Investment income -- net:
Shareholders:     Class A ...................................................................     (2,788,824)     (11,149,847)
                  Class B ...................................................................     (9,141,407)     (38,200,363)
                  Class C ...................................................................       (129,850)        (718,374)
                  Class D ...................................................................       (294,216)      (1,077,875)
                Return of capital:
                  Class A ...................................................................     (2,765,325)        (541,850)
                  Class B ...................................................................     (9,064,382)      (1,856,425)
                  Class C ...................................................................       (128,755)         (34,910)
                  Class D ...................................................................       (291,738)         (52,382)
                                                                                                ------------    -------------
                Net decrease in net assets resulting from dividends to shareholders .........    (24,604,497)     (53,632,026)
                                                                                                ------------    -------------
=============================================================================================================================
Capital Share   Net decrease in net assets derived from capital share transactions ..........   (127,433,195)    (247,332,328)
Transactions:                                                                                   ------------    -------------
=============================================================================================================================
Net Assets:     Total decrease in net assets ................................................   (121,814,431)    (455,335,361)
                Beginning of year ...........................................................    374,063,511      829,398,872
                                                                                                ------------    -------------
                End of year .................................................................   $252,249,080    $ 374,063,511
                                                                                                ============    =============
=============================================================================================================================

            See Notes to Financial Statements.


                                    14 & 15

                        Merrill Lynch World Income Fund, Inc., December 31, 1999

FINANCIAL HIGHLIGHTS

                                                                                                      Class A
                                                                       -------------------------------------------------------------
                   The following per share data and ratios have been                             For the Year Ended
                   derived from information provided in the financial                               December 31,
                   statements.                                         -------------------------------------------------------------
                   Increase (Decrease) in Net Asset Value:                1999         1998        1997        1996        1995
====================================================================================================================================
Per Share          Net asset value, beginning of year ................ $   6.14     $   8.83     $   8.94    $   8.69    $     8.20
Operating                                                              --------     --------     --------    --------    ----------
Performance:       Investment income -- net ..........................      .54          .71          .64         .67           .72
                   Realized and unrealized gain (loss) on
                     investments and foreign
                   currency transactions -- net ......................      .15        (2.69)        (.11)        .25           .49
                                                                       --------     --------     --------    --------    ----------
                   Total from investment operations ..................      .69        (1.98)         .53         .92          1.21
                                                                       --------     --------     --------    --------    ----------
                   Less dividends:
                     Investment income -- net ........................     (.27)        (.68)        (.61)       (.67)         (.56)
                     Return of capital -- net ........................     (.27)        (.03)        (.03)         --          (.16)
                                                                       --------     --------     --------    --------    ----------
                   Total dividends ...................................     (.54)        (.71)        (.64)       (.67)         (.72)
                                                                       --------     --------     --------    --------    ----------
                   Net asset value, end of year ...................... $   6.29     $   6.14     $   8.83    $   8.94    $     8.69
                                                                       ========     ========     ========    ========    ==========
====================================================================================================================================
Total Investment   Based on net asset value per share ................   11.95%      (23.43%)       6.15%      11.09%        15.35%
Return:*                                                               ========     ========     ========    ========    ==========
====================================================================================================================================
Ratios to Average  Expenses ..........................................     .93%         .81%         .76%        .75%          .80%
Net Assets:                                                            ========     ========     ========    ========    ==========
                   Investment income -- net ..........................    8.90%        9.36%        7.21%       7.71%         8.54%
                                                                       ========     ========     ========    ========    ==========
====================================================================================================================================
Supplemental       Net assets, end of year (in thousands) ............ $ 53,515     $ 78,528     $161,347    $212,085    $  260,806
Data:                                                                  ========     ========     ========    ========    ==========
                   Portfolio turnover ................................   37.04%      148.67%      217.60%     208.53%       116.00%
                                                                       ========     ========     ========    ========    ==========
====================================================================================================================================

                                                                                                      Class B
                                                                       -------------------------------------------------------------
                   The following per share data and ratios have been                             For the Year Ended
                   derived from information provided in the financial                               December 31,
                   statements.                                         -------------------------------------------------------------
                   Increase (Decrease) in Net Asset Value:                1999         1998        1997        1996        1995
====================================================================================================================================
Per Share          Net asset value, beginning of year ................ $   6.13     $   8.83     $   8.94    $   8.69    $     8.19
Operating                                                              --------     --------     --------    --------    ----------
Performance:       Investment income -- net ..........................      .49          .65          .57         .61           .65
                   Realized and unrealized gain (loss) on
                     investments and foreign
                   currency transactions -- net ......................      .16        (2.70)        (.11)        .25           .50
                                                                       --------     --------     --------    --------    ----------
                   Total from investment operations ..................      .65        (2.05)         .46         .86          1.15
                                                                       --------     --------     --------    --------    ----------
                   Less dividends:
                     Investment income -- net ........................     (.25)        (.62)        (.54)       (.61)         (.51)
                     Return of capital -- net ........................     (.24)        (.03)        (.03)         --          (.14)
                                                                       --------     --------     --------    --------    ----------
                   Total dividends ...................................     (.49)        (.65)        (.57)       (.61)         (.65)
                                                                       --------     --------     --------    --------    ----------
                   Net asset value, end of year ...................... $   6.29     $   6.13     $   8.83    $   8.94    $     8.69
                                                                       ========     ========     ========    ========    ==========
====================================================================================================================================
Total Investment   Based on net asset value per share ................   11.27%      (24.15%)       5.34%      10.25%        14.61%
Return:*                                                               ========     ========     ========    ========    ==========
====================================================================================================================================
Ratios to Average  Expenses ..........................................    1.71%        1.59%        1.53%       1.52%         1.56%
Net Assets:                                                            ========     ========     ========    ========    ==========
                   Investment income -- net ..........................    8.12%        8.56%        6.43%       6.94%         7.77%
                                                                       ========     ========     ========    ========    ==========
====================================================================================================================================
Supplemental       Net assets, end of year (in thousands) ............ $189,572     $283,018     $641,242    $988,209    $1,241,896
Data:                                                                  ========     ========     ========    ========    ==========
                   Portfolio turnover ................................   37.04%      148.67%      217.60%     208.53%       116.00%
                                                                       ========     ========     ========    ========    ==========
====================================================================================================================================

                                                                                                      Class C
                                                                       -------------------------------------------------------------
                   The following per share data and ratios have been                             For the Year Ended
                   derived from information provided in the financial                               December 31,
                   statements.                                         -------------------------------------------------------------
                   Increase (Decrease) in Net Asset Value:                1999         1998        1997        1996        1995
====================================================================================================================================
Per Share          Net asset value, beginning of year ................ $   6.13     $   8.82     $   8.93    $   8.68     $    8.19
Operating                                                              --------     --------     --------    --------    ----------
Performace:        Investment income -- net ..........................      .49          .65          .56         .60           .64
                   Realized and unrealized gain (loss) on
                     investments and foreign
                   currency transactions -- net ......................      .15        (2.69)        (.11)        .25           .49
                                                                       --------     --------     --------    --------    ----------
                   Total from investment operations ..................      .64        (2.04)         .45         .85          1.13
                                                                       --------     --------     --------    --------    ----------
                   Less dividends:
                     Investment income -- net ........................     (.25)        (.62)        (.53)       (.60)         (.50)
                     Return of capital -- net ........................     (.24)        (.03)        (.03)         --          (.14)
                                                                       --------     --------     --------    --------    ----------
                   Total dividends ...................................     (.49)        (.65)        (.56)       (.60)         (.64)
                                                                       --------     --------     --------    --------    ----------
                   Net asset value, end of year ...................... $   6.28     $   6.13     $   8.82    $   8.93     $    8.68
                                                                       ========     ========     ========    ========    ==========
====================================================================================================================================
Total Investment   Based on net asset value per share ................   11.04%      (24.11%)       5.28%      10.19%        14.38%
Return:*                                                               ========     ========     ========    ========    ==========
====================================================================================================================================
Ratios to Average  Expenses ..........................................    1.76%        1.64%        1.58%       1.56%         1.65%
Net Assets:                                                            ========     ========     ========    ========    ==========
                   Investment income -- net ..........................    8.07%        8.53%        6.41%       6.85%         7.65%
                                                                       ========     ========     ========    ========    ==========
====================================================================================================================================
Supplemental       Net assets, end of year (in thousands) ............ $  2,771     $  4,370     $ 11,738    $ 10,251     $   5,406
Data:                                                                  ========     ========     ========    ========    ==========
                   Portfolio turnover ................................   37.04%      148.67%      217.60%     208.53%       116.00%
                                                                       ========     ========     ========    ========    ==========
====================================================================================================================================

*     Total investment returns exclude the effects of sales charges.

      See Notes to Financial Statements.


                                    16 & 17

                        Merrill Lynch World Income Fund, Inc., December 31, 1999

FINANCIAL HIGHLIGHTS (concluded)

                                                                                                      Class D
                                                                       -------------------------------------------------------------
                   The following per share data and ratios have been                             For the Year Ended
                   derived from information provided in the financial                               December 31,
                   statements.                                         -------------------------------------------------------------
                   Increase (Decrease) in Net Asset Value:                1999         1998        1997        1996        1995
====================================================================================================================================
Per Share          Net asset value, beginning of year ................ $   6.13    $    8.83     $   8.94    $   8.69    $     8.20
Operating                                                              --------     --------     --------    --------    ----------
Performance:       Investment income -- net ..........................      .53          .69          .61         .65           .70
                   Realized and unrealized gain (loss) on
                     investments and foreign
                   currency transactions -- net ......................      .16        (2.70)        (.11)        .25           .49
                                                                       --------     --------     --------    --------    ----------
                   Total from investment operations ..................      .69        (2.01)         .50         .90          1.19
                                                                       --------     --------     --------    --------    ----------
                   Less dividends:
                     Investment income -- net ........................     (.27)        (.66)        (.58)       (.65)         (.55)
                     Return of capital ...............................     (.26)        (.03)        (.03)         --          (.15)
                                                                       --------     --------     --------    --------    ----------
                   Total dividends ...................................     (.53)        (.69)        (.61)       (.65)         (.70)
                                                                       --------     --------     --------    --------    ----------
                   Net asset value, end of year ...................... $   6.29     $   6.13     $   8.83    $   8.94    $     8.69
                                                                       ========     ========     ========    ========    ==========
====================================================================================================================================
Total Investment   Based on net asset value per share ................   11.86%      (23.75%)       5.88%      10.82%        15.06%
Return:*                                                               ========     ========     ========    ========    ==========
====================================================================================================================================
Ratios to Average  Expenses ..........................................    1.18%        1.06%        1.01%        .99%         1.04%
Net Assets:                                                            ========     ========     ========    ========    ==========
                   Investment income -- net ..........................    8.66%        9.12%        6.97%       7.42%         8.23%
                                                                       ========     ========     ========    ========    ==========
====================================================================================================================================
Supplemental       Net assets, end of year (in thousands) ............ $  6,391     $  8,148     $ 15,072    $ 14,369    $    6,320
Data:                                                                  ========     ========     ========    ========    ==========
                   Portfolio turnover ................................   37.04%      148.67%      217.60%     208.53%       116.00%
                                                                       ========     ========     ========    ========    ==========
====================================================================================================================================

*     Total investment returns exclude the effects of sales charges.

      See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch World Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricingsm System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a


                                    18 & 19

                        Merrill Lynch World Income Fund, Inc., December 31, 1999 realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

o Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

o Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(d) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(g) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions--Dividends from net investment income, excluding transaction gains/losses, are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. A portion of the net investment income dividends paid by the Fund during the years ended December 31, 1999 and December 31, 1998 are characterized as a return of capital.

(i) Short sales--When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and equivalent liability. The amount of the liability is subsequently marked to market to reflect the market value of the short sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the stock exceeds the proceeds received.

(j) Custodian bank--The Fund recorded an amount payable to the custodian bank reflecting an overdraft, which resulted from management estimates of available cash.

(k) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $12,250,200 have been reclassified between paid-in capital in excess of par and accumulated net realized capital losses. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of
 .60%, on an annual basis, of the average daily value of the Fund's net assets.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                 Account         Distribution
                                             Maintenance Fee          Fee
--------------------------------------------------------------------------------
Class B ..................................         .25%               .50%
Class C ..................................         .25%               .55%
Class D ..................................         .25%                --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended December 31, 1999, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                                              MLFD        MLPF&S
--------------------------------------------------------------------------------
Class A ....................................................  $292        $3,003
Class D ....................................................  $399        $3,681
--------------------------------------------------------------------------------

For the year ended December 31, 1999, MLPF&S received contingent deferred sales charges of $210,016 and $1,084 relating to transactions in Class B and Class C Shares, respectively.

During the year ended December 31, 1999, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, $857 for security price quotations to compute the net asset value of the Fund.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PFD, PSI, FDS, and/or ML & Co.


                                    20 & 21

                        Merrill Lynch World Income Fund, Inc., December 31, 1999

NOTES TO FINANCIAL STATEMENTS (concluded)

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1999 were $107,285,178 and $226,881,631, respectively.

Net realized losses for the year ended December 31, 1999 and unrealized gains (losses) as of December 31, 1999 were as follows:

--------------------------------------------------------------------------------
                                                  Realized          Unrealized
                                                   Losses         Gains (Losses)
--------------------------------------------------------------------------------
Investments:
 Long-term ...............................      $(30,206,001)      $(29,191,964)
 Short-term ..............................        (3,887,770)                --
 Short sales .............................                --             16,222
                                                ------------       ------------
Total investments ........................      $(34,093,771)      $(29,175,742)
                                                ------------       ------------
Currency transactions:
 Foreign currency transactions ...........       (13,565,075)               (42)
                                                ------------       ------------
Total currency transactions ..............       (13,565,075)               (42)
                                                ------------       ------------
Total ....................................      $(47,658,846)      $(29,175,784)
                                                ============       ============
--------------------------------------------------------------------------------

As of December 31, 1999, net unrealized depreciation for Federal income tax purposes aggregated $31,463,383, of which $6,639,731 related to appreciated securities and $38,103,114 related to depreciated securities. The aggregate cost of investments at December 31, 1999 for Federal income tax purposes was $281,758,014.

4. Capital Share Transactions:

Net decrease in net assets derived from capital share transactions was $127,433,195 and $247,332,328 for the years ended December 31, 1999 and December 31, 1998, respectively.

Transactions in shares of capital for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended December 31, 1999                             Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................            301,428        $  1,839,275
Shares issued to shareholders
in reinvestment of dividends ...........            252,402           1,540,595
                                                 ----------        ------------
Total issued ...........................            553,830           3,379,870
Shares redeemed ........................         (4,849,278)        (29,598,994)
                                                 ----------        ------------
Net decrease ...........................         (4,295,448)       $(26,219,124)
                                                 ==========        ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended December 31, 1998                            Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................            658,427        $  5,073,461
Shares issued to shareholders
in reinvestment of dividends ...........            537,929           4,232,303
                                                 ----------        ------------
Total issued ...........................          1,196,356           9,305,764
Shares redeemed ........................         (6,663,859)        (49,352,504)
                                                 ----------        ------------
Net decrease ...........................         (5,467,503)       $(40,046,740)
                                                 ==========        ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended December 31, 1999                            Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................          1,094,092       $   6,689,117
Shares issued to shareholders
in reinvestment of dividends ...........          1,156,235           7,052,633
                                                -----------       -------------
Total issued ...........................          2,250,327          13,741,750
Automatic conversion of shares .........           (116,927)           (712,892)
Shares redeemed ........................        (18,150,053)       (110,676,747)
                                                -----------       -------------
Net decrease ...........................        (16,016,653)      $ (97,647,889)
                                                ===========       =============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended December 31, 1998                            Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................          3,319,965       $  25,131,106
Shares issued to shareholders
in reinvestment of dividends ...........          2,268,590          17,966,966
                                                -----------       -------------
Total issued ...........................          5,588,555          43,098,072
Automatic conversion of shares .........           (139,633)         (1,135,306)
Shares redeemed ........................        (31,933,817)       (242,493,230)
                                                -----------       -------------
Net decrease ...........................        (26,484,895)      $(200,530,464)
                                                ===========       =============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended December 31, 1999                              Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................            29,199        $   178,382
Shares issued to shareholders
in reinvestment of dividends .............            21,666            132,077
                                                    --------        -----------
Total issued .............................            50,865            310,459
Shares redeemed ..........................          (323,378)        (1,970,166)
                                                    --------        -----------
Net decrease .............................          (272,513)       $(1,659,707)
                                                    ========        ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended December 31, 1998                             Shares             Amount
--------------------------------------------------------------------------------
Shares sold ..............................           334,228        $ 2,657,390
Shares issued to shareholders
in reinvestment of dividends .............            58,648            461,639
                                                   ---------        -----------
Total issued .............................           392,876          3,119,029
Shares redeemed ..........................        (1,010,314)        (7,335,844)
                                                   ---------        -----------
Net decrease .............................          (617,438)       $(4,216,815)
                                                   =========        ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                            Dollar
Ended December 31, 1999                              Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................           139,459        $   856,909
Automatic conversion of shares ...........           116,886            712,892
Shares issued to shareholders
in reinvestment of dividends .............            41,655            254,097
                                                    --------        -----------
Total issued .............................           298,000          1,823,898
Shares redeemed ..........................          (610,512)        (3,730,373)
                                                    --------        -----------
Net decrease .............................          (312,512)       $(1,906,475)
                                                    ========        ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                            Dollar
Ended December 31, 1998                            Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................          1,423,304        $ 11,887,210
Automatic conversion of shares .........            139,526           1,135,306
Shares issued to shareholders
in reinvestment of dividends ...........             78,047             616,623
                                                  ---------        ------------
Total issued ...........................          1,640,877          13,639,139
Shares redeemed ........................         (2,019,085)        (16,177,448)
                                                  ---------        ------------
Net decrease ...........................           (378,208)       $ (2,538,309)
                                                  =========        ============
--------------------------------------------------------------------------------

5. Capital Loss Carryforward:

At December 31, 1999, the Fund had a net capital loss carryforward of approximately $189,177,000, of which $12,482,000 expires in 2002, $25,743,000 expires in 2003 and $61,021,000 expires in 2006 and $89,931,000 expires in 2007.
This amount will be available to offset like amounts of any future taxable gains.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch World Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch World Income Fund, Inc. as of December 31, 1999, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch World Income Fund, Inc. as of December 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 11, 2000


                                    22 & 23

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
World Income
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                         #10788--12/99

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